Exhibit 10.32(a)
AMENDMENT TO THE
AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT
OF
HERCULES HOLDING II, LLC
          This Amendment, dated as of [    ], 2011 (the “Amendment”), to the Amended and Restated Limited Liability Company Agreement of Hercules Holding II, LLC, a Delaware limited liability company (the “Company”), dated as of November 17, 2006 (as has been and as may be amended, supplemented or modified from time to time, the “LLC Agreement”), by and among the parties listed as members in the books and records of the Company, is made by the Requisite Managers and the Members party hereto. Capitalized terms used herein but not defined herein shall have the meanings set forth in the LLC Agreement.
RECITALS :
          WHEREAS, the Requisite Managers desire to amend the LLC Agreement in the manner and as more fully set forth herein pursuant to Section 15.2 of the LLC Agreement; and
          WHEREAS, the Members set forth on the signature pages hereto agree to amend the LLC Agreement in the manner and as more fully set forth herein pursuant to Section 15.2 of the LLC Agreement.
          NOW, THEREFORE, the LLC Agreement shall be amended as follows:
          1. Amendment to Section 1.1(a). Section 1.1(a) of the LLC Agreement is hereby amended by adding the following definition in alphabetical order:
          “Stockholders’ Agreement” means the Stockholders’ Agreement, dated as of [    ], 2011, by and among HCA, the Company and the Members party thereto, as the same may be amended, supplemented or otherwise modified from time to time.”
          2. Amendment to Section 7.1. Section 7.1 of the LLC Agreement is hereby amended by inserting the following as a new clause (j) at the end of such section:
          “(j) In the event that no Investor Group has the right to designate any Managers pursuant to this Section 7.1, the Board shall consist of Managers selected by the Requisite Members.”
          3. Amendment to Section 7.6. Section 7.6 of the LLC Agreement is hereby amended by deleting such section and replacing it in its entirety with the following:
     “Section 7.6. HCA Directors. The Company shall cause the shares of HCA Common Stock owned by the Company to be voted in favor of any person nominated to be a member of the board of directors of HCA pursuant to the Stockholders’ Agreement. The Company’s vote as a stockholder of HCA with respect to any other matter requiring

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stockholder approval will be determined by the Board of the Company, in accordance with this Agreement.”
          4. Amendment to Section 7.9. Section 7.9 of the LLC Agreement is hereby amended by deleting the first sentence of such section and replacing such sentence in its entirety with the following:
          “The Board may from time to time establish committees of the Board and such committees shall have the authority as determined from time to time by the Board.”
          5. Amendment to Section 9.10. Section 9.10 of the LLC Agreement is hereby amended by inserting the following new sentence at the end of such section:
          “Notwithstanding anything in this Agreement to the contrary, including Section 6.1 and Section 9.1, in order to permit a Member to make a Transfer of shares of HCA Common Stock in accordance with this Agreement, in lieu of making a Transfer of shares of HCA Common Stock on behalf of such Member, the Company may, but shall not be required to, distribute such shares of HCA Common Stock to such Member to redeem a proportionate number of Units of such Member.”
          6. Amendment to Section 13.3(a). Section 13.3(a) is hereby amended by deleting such section and replacing it in its entirety with the following:
          “(a) Notwithstanding anything in this Agreement to the contrary and subject to Section 13.3(b), the following actions by the Company shall require the approval of Requisite Members in addition to Board approval:
                         (i) the Company entering into any merger, consolidation, recapitalization, liquidation, or sale of such entity or all or substantially all of the assets of the Company or consummation of a similar transaction involving the Company (other than a transaction in accordance with Section 9.4 or a merger, consolidation or similar transaction between or among the Company and one or more direct or indirect wholly-owned subsidiaries of the Company which transaction would not adversely impact the rights of any holder of Units) or entering into any agreement providing therefor; or
                         (ii) voluntarily initiating any liquidation, dissolution or winding up of the Company or permitting the commencement of a proceeding for bankruptcy, insolvency, receivership or similar action with respect to the Company.”
          7. Amendment to Section 15.14. Section 15.14 of the LLC Agreement is hereby amended by deleting such section and replacing it in its entirety with the following:
     “Section 15.14. Recapitalizations, Exchanges, Etc., Affecting Units, HCA Common Stock. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to Units and shares of HCA Common Stock, and to any and all equity interests of the Company or HCA or any successor or assign of the Company or HCA (whether by merger, consolidation, sale of assets or otherwise) which may be issued in

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respect of, in exchange for, or in substitution of the Units or the shares of HCA Common Stock, by reason of any stock or unit dividend, stock or unit split, stock or unit issuance, reverse stock or unit split, combination, recapitalization, reclassification, merger, consolidation or otherwise. Upon the occurrence of any of such events, amounts and percentages hereunder shall be appropriately adjusted without any action on the part of any party hereto to take into account such event so that the rights and obligations of the Members hereunder shall continue to apply to the same extent such rights and obligations would have applied absent the occurrence of such event. Except as otherwise provided in this Agreement, any unit split and any redemption of Units shall be effected through action of the Board.”
          8. No Other Amendments. Except as expressly amended hereby, the provisions of the LLC Agreement are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. This Amendment shall be effective as of the date hereof.
          9. References. Whenever the Agreement (or similar term) is referred to in the LLC Agreement or in any other agreements, documents or instruments, any such reference shall be deemed to be the LLC Agreement as amended by this Amendment.
          10. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware.
          11. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one agreement.
[Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, each of the undersigned has duly executed this Amendment as of the date first written above.

MANAGERS:

Christopher J. Birosak

Richard M. Bracken

John P. Connaughton

James Forbes

Kenneth W. Freeman

Thomas F. Frist, III

William R. Frist

Christopher R. Gordon

R. Milton Johnson

Michael W. Michelson

James C. Momtazee

Stephen G. Pagliuca

Nathan C. Thorne
[Amendment to Limited Liability Company Agreement of Hercules Holding II, LLC]

MEMBERS:

KKR 2006 FUND L.P.

By:	KKR Associates 2006 L.P., its general partner

By:	KKR 2006 GP LLC, its general partner

By:
Name:
Title:

KKR MILLENNIUM FUND L.P.

By:	KKR Associates Millennium L.P., its general partner

By:	KKR Millennium GP LLC, its general partner

By:
Name:
Title:

KKR PEI INVESTMENTS, L.P.

By:	KKR PEI Associates, L.P., its general partner

By:	KKR PEI GP Limited, its general partner

By:
Name:
Title:
[Amendment to Limited Liability Company Agreement of Hercules Holding II, LLC]

KKR PARTNERS III, L.P.

By:	KKR III GP LLC, its general partner

By:
Name:
Title:

OPERF CO-INVESTMENT LLC

By:	KKR Associates 2006 L.P., its manager

By:	KKR 2006 GP LLC, its general partner

By:
Name:
Title:

8 NORTH AMERICA INVESTOR L.P.

By:	KKR Associates 8 NA L.P., its general partner

By:	KKR 8 NA Limited, its general partner

By:
Name:
Title:
[Amendment to Limited Liability Company Agreement of Hercules Holding II, LLC]

BAIN CAPITAL INTEGRAL INVESTORS 2006, LLC

By:	Bain Capital Investors, LLC, its administrative member

By:
Name:
Title:

BCIP TCV, LLC

By:	Bain Capital Investors, LLC, its administrative member

By:
Name:
Title:

BAIN CAPITAL HERCULES INVESTORS, LLC

By:	Bain Capital Investors, LLC, its administrative member

By:
Name:
Title:
[Amendment to Limited Liability Company Agreement of Hercules Holding II, LLC]

MERRILL LYNCH VENTURES L.P. 2001

By:	Merrill Lynch Ventures, LLC, its general partner

By:
Name:
Title:

ML GLOBAL PRIVATE EQUITY FUND, L.P.

By:	MLGPE LTD, its general partner

By:
Name:
Title:

ML HCA CO-INVEST, L.P.

By:	ML HCA Co-Invest LTD, its general partner

By:
Name:
Title:
[Amendment to Limited Liability Company Agreement of Hercules Holding II, LLC]

2006 CO-INVESTMENT PORTFOLIO, L.P.

By:	StepStone Co-Investment Funds GP, LLC, its general partner

By:
Name:
Title:

CITIGROUP CAPITAL PARTNERS II EMPLOYEE MASTER FUND, L.P.

By:	Citigroup Private Equity LP, its general partner

By:
Name:
Title:

STEPSTONE CAPITAL PARTNERS II ONSHORE, L.P.

By:	StepStone Co-Investment Funds GP, LLC, its general partner

By:
Name:
Title:

STEPSTONE CAPITAL PARTNERS II CAYMAN HOLDINGS, L.P.

By:	StepStone Co-Investment Funds GP, LLC, its general partner

By:
Name:
Title:
[Amendment to Limited Liability Company Agreement of Hercules Holding II, LLC]

BANC OF AMERICA CAPITAL INVESTORS, L.P.

By:	Ridgemont Capital Management, L.P., its general partner

By:	REP I GP, LLC, its general partner

By:
Name:
Title:

BANC OF AMERICA CAPITAL INVESTORS V, L.P.

By:	Ridgemont Capital Management V, L.P., its general partner

By:	REP I GP, LLC, its general partner

By:
Name:
Title:
[Amendment to Limited Liability Company Agreement of Hercules Holding II, LLC]

     IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first above written for himself and as attorney in fact for the Members listed above in Parts I, II , III, IV and V of the Frist Signature Page.

FRISCO PARTNERS
By:
	Name:	Dr. Thomas F. Frist, Jr.
	Title:	Authorized Person

[Amendment to Limited Liability Company Agreement of Hercules Holding II, LLC]